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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): AUGUST 21, 2000


                                  cMeRun Corp.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


        0-25359                                         65-0877745
(Commission File Number)                   (IRS Employer Identification Number)


                                 ONE CABOT ROAD
                           HUDSON, MASSACHUSETTS 01749
              (Address of principal executive offices and zip code)


                                 (978) 567-6800
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Deloitte & Touche LLP ("D&T") were previously the independent auditors engaged to audit the financial statements of cMeRun Corp. (the "Company"). On August 21, 2000, D&T resigned as the independent auditors of the Company. The Company will authorize D&T to respond fully to the inquiries of a successor accountant, when engaged, concerning D&T's resignation.

         During the period from D&T's engagement as the Company's independent auditors to the date of D&T's resignation, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to D&T's satisfaction, would have caused D&T to make reference to the subject matter of the disagreements in connection with its report. D&T did not issue an independent auditor's report on the Company's consolidated financial statements.

         D&T informed the Company that it was unwilling, and therefore unable, to rely on the representations of the Company's Chairman.

         Subsequent to the issuance of the Company's March 31, 2000 consolidated financial statements and filing of its Quarterly Report on Form 10-QSB for the Quarter ended March 31, 2000, D&T informed the Company that information had come to D&T's attention that D&T has concluded materially impacts the reliability of the March 31, 2000 financial statements included in the Company's filing on Form 10-QSB for the Quarter ended March 31, 2000. D&T informed the Company that such information included: (1) certain stock-based compensation and other non cash transactions were not recorded or had been calculated incorrectly, (2) certain preferred stock issuance costs, which the Company immediately recognized in determining loss attributable to common stockholders, were calculated incorrectly and should have been amortized, and (3) certain aspects of the relationship between the Company and C Me Run (Alberta), Ltd. which might result in a requirement to consolidate the accounts of C Me Run (Alberta), Ltd. with the financial statements of the Company for such consolidated financial statements to be a fair presentation in accordance with generally accepted accounting principles. The pending transaction between the Company and C Me Run (Alberta), Ltd. was described in the Notes to the consolidated financial statements provided in the original filing of the Company's March 31, 2000 Form 10-QSB.

         Prior to D&T's resignation, the Company and D&T were in the process of evaluating the need and nature of any required restatement of such financial statements based on the information set forth in the previous paragraph. Management believes that the impact of such information would result in a non cash charge that would be material to the Company's financial statements as of and for the period ending March 31, 2000 and would require the Company to restate its consolidated financial statements. The preparation and filing of an amended Quarterly Report on Form 10-QSB/A for the Quarter ended March 31, 2000 including restated financial statements, as well as the filing of the Company's Form 10-QSB for the Quarter ended June 30, 2000, will be delayed until the Company has retained new independent auditors to review such interim financial statements. The Company has already begun its search for new auditors.

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         The Company delivered a copy of this Report on Form 8-KSB to D&T on
August 28, 2000 and requested D&T to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which D&T does not agree. A copy of the response letter of D&T is attached hereto as Exhibit 16.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) The following exhibit is filed with this Current Report on Form 8-KSB.

         EXHIBIT NO.        DESCRIPTION

         16                 Letter Regarding Change in Certifying Accountants



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            cMeRun Corp.

                                            By: /s/ David Myers
                                                ------------------------
                                                Name: David Myers
                                                Title: President


Date: August 28, 2000